Exhibit 99.1
For Release September 6, 2012
1:05 p.m. Pacific

PRESS RELEASE
Investor Contact:
Jane Underwood
Infoblox
408.625.4443
junderwood@infoblox.com
Media Contact:
Jennifer Jasper
Infoblox
408.625.4309
jjasper@infoblox.com
Infoblox Reports Fourth Quarter of Fiscal 2012 Results
Company Achieves Record Quarterly and Annual Revenue
SANTA CLARA, Calif., September 6, 2012 — Infoblox (NYSE:BLOX), today reported its financial results for its fourth fiscal quarter and fiscal year ended July 31, 2012. Total net revenue for the fourth quarter of fiscal 2012 was a record $45.1 million, an increase of 14% on a year-over-year basis. Total net revenue for fiscal 2012 was a record $169.2 million, an increase of 27% compared with net revenue of $132.8 million in fiscal 2011.
On a GAAP basis, the Company reported a net loss of $4.3 million, or $0.10 loss per fully diluted share, for the fourth quarter of fiscal 2012, compared with a net loss of $2.1 million, or $0.20 loss per fully diluted share, in the fourth quarter of fiscal 2011. For fiscal 2012, the Company reported a GAAP basis net loss of $8.2 million, or $0.40 loss per fully diluted share, compared with a net loss of $5.3 million, or $0.54 loss per fully diluted share, in fiscal 2011.
The Company reported non-GAAP net income of $0.7 million, or $0.01 earnings per share on a non-GAAP weighted average share basis, for the fourth quarter of fiscal 2012, compared with non-GAAP net income of $0.2 million, or $0.00 earnings per share on a non-GAAP weighted average share basis, in the fourth quarter of fiscal 2011.
For fiscal 2012, the Company reported non-GAAP net income of $5.3 million, or $0.12 earnings per share on a non-GAAP weighted average share basis, compared with non-GAAP net income of $3.1 million, or $0.07 earnings per share on a non-GAAP weighted average share basis, in fiscal 2011. The GAAP to non-GAAP reconciling items, for the fourth quarters and fiscal years 2012 and 2011 can be found in “The Reconciliation of GAAP to Non-GAAP Financial Measures” attached to this press release.
“We are very pleased with our fourth quarter and fiscal year 2012 financial results,” said Robert Thomas, President and Chief Executive Officer at Infoblox. “Our success in the market is testament to our highly-differentiated product portfolio, our strong competitive position and the business-critical need for network automation solutions. As market acceptance and understanding of our automation capabilities grows, more organizations are embracing our solutions to overcome network challenges associated with BYOD, virtualization, cloud computing, and data center consolidation. Infoblox solutions offer customers a simple, reliable and secure way to connect any device with an IP address to the network, and accelerates the time-to-value of these next-generation IT initiatives.”

“We executed well and exceeded our financial objectives in the July quarter,” said Remo Canessa, Chief Financial Officer at Infoblox. “Strong sales in the North America and EMEA led Infoblox to another quarter of record revenue. Our non-GAAP operating margin was better than expected as a result of strong revenue and gross margin performance. In addition, Infoblox's balance sheet was strong exiting the July quarter. Total net deferred revenue, principally from support contracts, was $76.7 million, an increase of 24% over the July 2011 quarter. Net cash provided by operating activities was $21.4 million for fiscal 2012. As of July 31, 2012, our cash and cash equivalents balance stood at $157 million.”

Financial Outlook
Infoblox is providing an outlook of anticipated results for the first quarter ending October 31, 2012 and for the year ending July 31, 2013. This outlook is based on a number of assumptions that we believe are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Infoblox’s filings with the Securities and Exchange Commission.
For the first fiscal quarter ending October 31, 2012, the Company currently expects:
•Total net revenue in the range of $45 million to $46.5 million;
•Non-GAAP gross margin to be approximately 76%;
•Non-GAAP operating margin in the range of break-even to slightly profitable; and

•	Non-GAAP EPS to be break-even, assuming approximately 53.5 million shares on a non-GAAP diluted weighted average basis.

For the fiscal year ending July 31, 2013, the Company currently expects:
•Total net revenue in the range of $195 million to $202 million;
•Non-GAAP operating margin in the range of 1% to 3%; and

•	Non-GAAP EPS in the range of $0.04 to $0.07, assuming approximately 54.5 million shares on a non-GAAP diluted weighted average basis.
All forward-looking non-GAAP measures exclude estimates for stock-based compensation expenses and amortization of intangible assets. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis.
About Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income EPS and non-GAAP weighted average shares outstanding. We also provide first fiscal quarter 2013 and fiscal year 2013 guidance for non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP EPS and non-GAAP weighted average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our non-GAAP financial measures include adjustments based on the following items:
Stock-based compensation expenses: We have excluded the effect of stock-based compensation and related payroll tax expenses from our non-GAAP operating results. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating results. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.

Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by net revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP operating margin is non-GAAP operating income divided by net revenue.
Non-GAAP net income and EPS. Non-GAAP net income is net income (loss) as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP EPS is non-GAAP net income divided by non-GAAP diluted weighted average shares outstanding. Non-GAAP diluted weighted average shares outstanding was computed to give effect to the conversion of all outstanding convertible preferred stock including the exercise of related preferred stock warrants and the exercise of certain common stock warrants which occurred upon the closing of our initial public offering on April 20, 2012, as if conversion or exercise had occurred at the beginning of the period.
For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Conference Call & Webcast
Management will host a conference call today, September 6, 2012, at 1:30 p.m. PDT/4:30 p.m. EDT to discuss its fiscal fourth quarter 2012 results. To access the call, investors may dial 800-230-1059 (domestic) or 612-234-9960 (international) at least 10 minutes prior to the scheduled start of the call. A live webcast of the call will also be available on the corporate website at: http://ir.infoblox.com. An archive of the webcast will be available on our website and a taped replay will be available for one week at 800-475-6701 (domestic) or 320-365-3844 (international), passcode 256066.
About Infoblox
Infoblox (NYSE:BLOX) delivers Automated Network Control solutions, the fundamental technology that connects end users, devices and networks. These solutions enable more than 5,900 enterprises and service providers to transform and scale complex networks. Infoblox helps take the burden of complex network control out of human hands, reduce costs, and increase accuracy and uptime. Infoblox is headquartered in Santa Clara, Calif. and has additional operations in 30 countries.
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Cautionary Statement
The statements in this release regarding the impact of market awareness and acceptance of our automated network control solutions as well as all statements under “Financial Outlook” are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected delays in the delivery of our solutions, particularly at the end of the quarter, changes in demand for automated network control solutions, the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; our ability to manage operating expenses effectively; and the general economic, industry or political conditions in the United States or internationally.
For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission, including the final prospectus related to our initial public offering, which are available on our investor relations Web site (http://ir.infoblox.com/) and on the SEC’s Web site (www.sec.gov).
All information provided in this release and in the attachments is as of September 6, 2012, and stockholders of Infoblox are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Infoblox does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this September 6, 2012 press release, or to reflect the occurrence of unanticipated events.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Year Ended July 31
	July 31, 2012	April 30, 2012	July 31, 2011	2012	2011
Net revenue:
Products and licenses	$24,216	$24,558	$24,077	$95,012	$80,274
Services	20,864	18,866	15,316	74,234	52,561
Total net revenue	45,080	43,424	39,393	169,246	132,835
Cost of revenue:
Products and licenses	6,050	6,004	4,983	21,778	16,652
Services	4,254	3,781	3,568	15,342	12,187
Total cost of revenue	10,304	9,785	8,551	37,120	28,839
Gross profit	34,776	33,639	30,842	132,126	103,996
Operating expenses:
Research and development	9,752	8,987	9,463	36,624	29,605
Sales and marketing	24,505	21,691	19,799	86,474	67,390
General and administrative	4,398	3,757	3,245	15,548	10,831
Total operating expenses	38,655	34,435	32,507	138,646	107,826
Loss from operations	(3,879)	(796)	(1,665)	(6,520)	(3,830)
Other expense, net:	(158)	(449)	(150)	(946)	(690)
Loss before provision (benefit) for income taxes	(4,037)	(1,245)	(1,815)	(7,466)	(4,520)
Provision (benefit) for income taxes	309	(226)	301	744	802
Net loss	$(4,346)	$(1,019)	$(2,116)	$(8,210)	$(5,322)
Net loss per share - basic and diluted	$(0.10)	$(0.07)	$(0.20)	$(0.40)	$(0.54)
Weighted average shares used in computing basic and diluted net loss per share	45,645	14,266	10,706	20,563	9,933

INFOBLOX INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Year Ended July 31
	July 31, 2012	April 30, 2012	July 31, 2011	2012	2011
Gross Profit Reconciliation:
GAAP gross profit	$34,776	$33,639	$30,842	$132,126	$103,996
Stock based compensation expense	359	138	85	700	283
Amortization of intangible assets	322	325	329	1,302	1,059
Non-GAAP gross profit	$35,457	$34,102	$31,256	$134,128	$105,338
Gross Margin Reconciliation:
GAAP gross margin	77.1%	77.5%	78.3%	78.1%	78.3%
Stock based compensation expense	0.8%	0.3%	0.2%	0.4%	0.2%
Amortization of intangible assets	0.7%	0.7%	0.8%	0.8%	0.8%
Non-GAAP gross margin	78.6%	78.5%	79.3%	79.3%	79.3%
Operating Income (Loss) Reconciliation:
GAAP operating loss	$(3,879)	$(796)	$(1,665)	$(6,520)	$(3,830)
Stock based compensation expense	4,372	2,543	1,408	10,652	5,133
Amortization of intangible assets	649	652	908	2,862	3,302
Non-GAAP operating income	$1,142	$2,399	$651	$6,994	$4,605
Operating Margin Reconciliation:
GAAP operating margin	(8.6%)	(1.8%)	(4.2%)	(3.9%)	(2.9%)
Stock based compensation expense	9.7%	5.8%	3.6%	6.3%	3.9%
Amortization of intangible assets	1.4%	1.5%	2.3%	1.7%	2.5%
Non-GAAP operating margin	2.5%	5.5%	1.7%	4.1%	3.5%
Net Income (Loss) Reconciliation:
GAAP net loss	$(4,346)	$(1,019)	$(2,116)	$(8,210)	$(5,322)
Stock based compensation expense	4,372	2,543	1,408	10,652	5,133
Amortization of intangible assets	649	652	908	2,862	3,302
Non-GAAP net income	$675	$2,176	$200	$5,304	$3,113
Non-GAAP Diluted Net Income per share	$0.01	$0.05	$—	$0.12	$0.07
Shares used in Computing non-GAAP Net Income per Share Reconciliation:
Diluted shares:
Weighted-average shares outstanding used in calculating GAAP diluted net loss per share	45,645	14,266	10,706	20,563	9,933
Additional dilutive securities for non-GAAP income	6,963	5,435	4,402	5,176	4,431
Conversion of convertible preferred stock and other upon IPO	—	25,060	27,201	19,837	27,201
Weighted-average shares outstanding used in calculating non-GAAP diluted net income per share	52,608	44,761	42,309	45,576	41,565

INFOBLOX INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	As of July 31
	2012	2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$156,613	$42,207
Accounts receivable, net of allowances of $544 at July 31, 2012 and $539 at July 31, 2011	26,819	20,683
Inventory	2,560	1,506
Deferred tax assets	1,577	1,606
Prepaid expenses and other current assets	4,159	3,832
Total current assets	191,728	69,834
Property and equipment, net	6,498	5,087
Intangible assets, net	7,817	10,679
Goodwill	32,726	32,726
Restricted cash	3,803	732
Other assets	411	959
TOTAL ASSETS	$242,983	$120,017
LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$11,607	$9,499
Accrued compensation	10,295	6,985
Deferred revenue, net	56,184	44,094
Total current liabilities	78,086	60,578
Deferred revenue, net	20,483	17,905
Deferred tax liability	1,494	1,537
Convertible preferred stock warrant liability	—	398
Other liabilities	845	1,125
TOTAL LIABILITIES	100,908	81,543
Convertible preferred stock, $0.0001 par value per share—no shares authorized as of July 31, 2012, 85,128,977 shares authorized as of July 31, 2011; none and 80,512,394 shares issued and outstanding as of July 31, 2012 and 2011	—	107,506
STOCKHOLDERS’ EQUITY (DEFICIT):
Convertible preferred stock, $0.0001 par value per share—5,000,000 shares authorized as of July 31, 2012; no shares authorized as of July 31, 2011; no shares issued or outstanding as of July 31, 2012 and July 31, 2011	—	—
Common stock, $0.0001 par value per share—150,000,000 shares authorized; 45,737,770 and 11,038,704 shares issued and outstanding as of July 31, 2012 and 2011	5	1
Additional paid-in capital	250,206	30,893
Accumulated deficit	(108,136)	(99,926)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	142,075	(69,032)
TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	$242,983	$120,017

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Year Ended July 31
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(8,210)	$(5,322)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	10,652	5,133
Depreciation and amortization	5,700	5,094
Change in fair value of convertible preferred stock warrant liability	391	133
Excess tax benefits from employee stock plans	(47)	(84)
Deferred income taxes	(14)	—
Changes in operating assets and liabilities:
Accounts receivable, net	(6,136)	(7,513)
Inventory	(1,054)	77
Prepaid expenses, other current assets and other assets	550	(2,257)
Accounts payable and accrued liabilities	1,854	4,370
Accrued compensation	3,310	2,096
Deferred revenue, net	14,668	18,924
Other liabilities	(280)	851
Net cash provided by operating activities	21,384	21,502
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(3,962)	(4,786)
Increase in restricted cash	(3,400)	(31)
Business acquisitions, net of cash acquired	—	(1,972)
Purchase of intangible assets	—	(1,000)
Net cash used in investing activities	(7,362)	(7,789)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net of offering costs	98,425	—
Proceeds from issuance of common stock under the employee stock plans	1,912	1,020
Excess tax benefits from employee stock plans	47	84
Net cash provided by financing activities	100,384	1,104
NET INCREASE IN CASH AND CASH EQUIVALENTS	114,406	14,817
CASH AND CASH EQUIVALENTS—Beginning of year	42,207	27,390
CASH AND CASH EQUIVALENTS—End of year	$156,613	$42,207
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Purchases of property and equipment not yet paid	$287	$—
Initial public offering costs not yet paid	$235	$—
Change in liability due to vesting of early exercised stock options, net	$221	$52
Cash paid for income taxes, net	$120	$1,018
Cash purchase consideration for SolSoft acquisition held in escrow as restricted cash	$—	$230